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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 21, 2001


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                         WESTPORT RESOURCES CORPORATION
             (Exact name of Registrant as specified in its charter)

                    NEVADA                                      1-14256                       13-3869719
(State or other jurisdiction of incorporation          (Commission File Number)            (I.R.S. Employer
                                                                                        Identification Number)

            410 SEVENTEENTH STREET
                  SUITE 2300                                                                     80202
               DENVER, COLORADO                                                               (Zip code)
   (Address of principal executive offices)

       Registrant's telephone number, including area code: (303) 573-5404


                              BELCO OIL & GAS CORP.
          (Former name or former address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On August 21, 2001, the stockholders of Belco Oil & Gas Corp., a Nevada corporation ("Belco"), now known as Westport Resources Corporation, approved the Agreement and Plan of Merger dated as of June 8, 2001 (the "Merger Agreement"), between Belco and Westport Resources Corporation, a Delaware corporation ("Westport"). Pursuant to the Merger Agreement, Westport was merged with and into Belco (the "Merger"), with Belco surviving and changing its name to Westport Resources Corporation ("New Westport"). The transaction will be accounted for under the purchase method of accounting, and New Westport will follow the successful efforts method of accounting for its oil and gas activities.

         Prior to the Merger with Belco, Westport was a Denver-based independent energy company with exploitation, exploration and acquisition activities in the Gulf of Mexico, the Rocky Mountains, West Texas/Mid-Continent and the Gulf Coast. At June 30, 2001 Westport reported 445 Bcfe of proved reserves. During the first half of calendar year 2001 Westport produced approximately 32 Bcfe.

         Prior to the Merger with Westport, Belco was an independent energy company with its primary operating office in Dallas, Texas. Belco was engaged in the exploration for, and the acquisition, exploitation, development and production of, natural gas and oil in the United States, primarily in the Rocky Mountains, the Gulf Coast, the Permian Basin and the Mid-Continent region. At June 30, 2001 Belco reported 637 Bcfe of proved reserves. During the first half of calendar year 2001 Belco produced approximately 30 Bcfe.

         Based on the combined proved reserves of Westport and Belco as of the end of 2000, New Westport is one of the 20 largest publicly traded independent exploration and production companies in the United States. New Westport will be headquartered in Denver, Colorado with operating offices in Dallas, Texas and Houston, Texas. As a result of the merger, New Westport has estimated proved reserves of approximately 1.1 Tcfe as of June 30, 2001, of which 54% is gas. On a combined basis, the transaction is projected to increase Westport's production by approximately 91% and EBITDAX by approximately 42% over Westport's second quarter 2001 results. As Belco's oil and gas hedges expire, New Westport expects EBITDAX to show marked improvement.

         New Westport will be managed by the executive management team of Westport and Grant W. Henderson, former President and Chief Operating Officer of Belco. Mr. Henderson joined the New Westport management team as Executive Vice President and General Manager of the Southern Division based in Dallas. Donald
D. Wolf will be Chairman and Chief Executive Officer and Barth E. Whitham will be President and Chief Operating Officer of New Westport. New Westport's Board of Directors will consist of members of Westport's Board of Directors, Robert A. Belfer, former Chairman and Chief Executive Officer of Belco, and Laurence D. Belfer, former Vice Chairman of Belco.

         Holders of issued and outstanding shares of common stock of Westport ("Westport Common Stock") will receive one share (the "Westport Exchange Ratio") of common stock of


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New Westport ("New Westport Common Stock") for each share of Westport Common
Stock they hold. Holders of issued and outstanding shares of common stock of Belco ("Belco Common Stock") will receive 0.4125 of a share (the "Belco Exchange Ratio") of New Westport Common Stock for each share of Belco Common Stock they hold. Cash will be paid in lieu of fractional shares of Belco Common Stock. Each issued and outstanding share of Belco's 6 1/2% Convertible Preferred Stock will remain outstanding and the existing conversion rate has been adjusted as a result of the Merger so that holders will be entitled to receive 0.465795 of a share of New Westport Common Stock upon conversion. Belco and Westport determined the Belco Exchange Ratio and Westport Exchange Ratio pursuant to arm's-length negotiations between the parties. Prior to the Merger, (i) Belco received the written opinion from its independent financial advisor that, as of the date of such opinion, the Belco Exchange Ratio was fair from a financial point of view to the holders of Belco Common Stock, taking into account the Westport Exchange Ratio and (ii) Westport received the written opinion of its independent financial advisor as to the fairness from a financial point of view, as of the date of such opinion, of the Westport Exchange Ratio. As a result of the Merger, former Westport common stockholders hold approximately 73.9% of the outstanding New Westport Common Stock.

         Pursuant to Voting Agreements entered into on June 8, 2001 (the "Voting Agreements"), stockholders of Belco owning approximately 51.8% of the outstanding Belco Common Stock voted all shares of Belco Common Stock held by them in favor of the Merger and stockholders of Westport owning approximately 73.2% of the outstanding Westport Common Stock voted all shares of Westport Common Stock held by them in favor of the Merger.

         The descriptions of the Merger Agreement and the Voting Agreements set forth above are qualified by reference to the Merger Agreement and the Voting Agreements that are filed as Exhibit 2.1, 2.2 and 2.3 to Belco's Registration Statement on Form S-4 (Registration No. 333-64320), respectively, and are incorporated herein by reference.

         This announcement includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, New Westport's current expectations or forecasts of the Merger, projected financial results, estimates with respect to reserves, estimated production rates and growth opportunities. Although New Westport believes that the expectations reflected in such forward-looking statements are reasonable, New Westport can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks associated with:

         o        exploration;

         o        drilling and recompletion activities;

         o        the timing and extent of changes in commodity prices;

         o        the future production decline rates of newly completed wells;

         o unforeseen engineering and mechanical or technological difficulties in drilling and recompleting wells;




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         o        uncertainties in the estimation of proved reserves and in the projection of future rates of production and timing of exploitation expenditures;

         o actions or inactions of third-party operators on New Westport's properties;

         o        climatic conditions;

         o        environmental conditions;

         o        ability to find and retain skilled personnel;

         o        availability and cost of material and equipment;

         o        availability of capital;

         o strength and financial resources of New Westport's competitors;

         o        regulatory developments;

         o        general economic conditions; and

         o other risks more fully described in Westport's and Belco's previous filings with the Securities and Exchange Commission, including Joint Proxy Statement/Prospectus, filed on August 1, 2001; Westport's Annual Report on Form 10-K for the year ended December 31, 2001, filed on March 16, 2001; Belco's Annual Report on Form 10-K/A for the year ended December 31, 2001, filed on April 2, 2001; Westport's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed on August 14, 2001; and Belco's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed on August 14, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Audited Financial Statements of Westport(1)

         Report of Independent Public Accountants

         Consolidated Balance Sheets as of December 31, 1999 and 2000

         Consolidated Statements of Operations for the years ended December 31, 1998, 1999 and 2000

         Consolidated Statements of Stockholders' Equity for the years ended December 31, 1998, 1999 and 2000

         Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1999 and 2000



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         Notes to Consolidated Financial Statements

         Unaudited Interim Financial Statements of Westport(2)

         Consolidated Balance Sheets as of December 31, 2000 and June 30, 2001 (unaudited)

         Consolidated Statements of Operations for the six months ended June 30, 2000 and 2001 (unaudited)

         Consolidated Statements of Cash Flows for the six months ended June 30, 2000 and 2001 (unaudited))

         Notes to Consolidated Financial Statements (unaudited)

         EPGC Properties(3)

         Report of Independent Public Accountants

         Statements of Revenues and Direct Operating Expenses for the EPGC Properties for the years ended December 31, 1998 and 1999 and the three months ended March 31, 2000

         Notes to Statements of Revenues and Direct Operating Expenses for the EPGC Properties

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(1) Incorporated by reference to pages F-41 through F-61 of Belco's Registration
Statement on Form S-4 (Registration No. 333-64320).

(2) Incorporated by reference to pages 1 through 6 of Westport's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001 (Commission File No. 1-16093).

(3) Incorporated by reference to pages F-68 through F-71 of Belco's Registration Statement on Form S-4 (Registration No. 333-64320).

(b) PRO FORMA FINANCIAL INFORMATION.

The required pro forma financial information reflecting the Merger was included on pages 82 to through 87 of Belco's Registration Statement on Form S-4 (Registration No. 333-64320), and is incorporated herein by reference.


(c) EXHIBITS.

         2.1 -- Agreement and Plan of Merger dated June 8, 2001 by and between Belco and Westport (incorporated by reference to Exhibit 2.1 to Registration Statement No. 333-64320 on Form S-4 of Belco)

         2.2 -- Voting Agreement dated June 8, 2001 by and among Westport, Belco and the Westport stockholders named therein (incorporated by reference to


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                  Exhibit 2.2 to Current Report on Form 8-K of Belco filed with the Securities and Exchange Commission on June 14, 2001 (Commission File No. 1-14256))

          2.3 -- Voting Agreement dated June 8, 2001 by and among Westport, Belco and the Belco stockholders named therein (incorporated by reference to Exhibit 2.3 to Current Report on Form 8-K of Belco filed with the Securities and Exchange Commission on June 14, 2001 (Commission File No. 1-14256))

         23.1 --  Independent Auditors' Consent

         99.1 -- Press release dated August 21, 2001 entitled "Westport Closes Merger with Belco for $866 million."




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WESTPORT RESOURCES CORPORATION




                                        By: /s/ Howard L. Boigon
                                            ------------------------------------
                                            Howard L. Boigon
                                            Vice President, General Counsel and
                                            Secretary

Date: August 27, 2001



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                                  EXHIBIT INDEX

           EXHIBIT
           NUMBER                       DESCRIPTION
           -------                      -----------

             2.1  --    Agreement and Plan of Merger dated June 8, 2001 by and
                        between Belco and Westport (incorporated by reference to
                        Exhibit 2.1 to Registration Statement No. 333-64320 on
                        Form S-4 of Belco)

             2.2  --    Voting Agreement dated June 8, 2001 by and among
                        Westport, Belco and the Westport stockholders named
                        therein (incorporated by reference to Exhibit 2.2 to
                        Current Report on Form 8-K of Belco filed with the
                        Securities and Exchange Commission on June 14, 2001
                        (Commission File No. 1-14256))

             2.3  --    Voting Agreement dated June 8, 2001 by and among
                        Westport, Belco and the Belco stockholders named therein
                        (incorporated by reference to Exhibit 2.3 to Current
                        Report on Form 8-K of Belco filed with the Securities
                        and Exchange Commission on June 14, 2001 (Commission
                        File No. 1-14256))

            23.1  --    Independent Auditors' Consent



            99.1  --    Press release dated August 21, 2001 entitled "Westport
                        Closes Merger with Belco for $866 million."